================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 6, 2000
                                                   ---------------



                                  DYNAGEN, INC.
               (Exact Name of Registrant as Specified in Charter)




        Delaware                    001-11352                  04-302787
-------------------------          -----------            ---------------------
(State or other jurisdic-          (Commission               (IRS Employer
 tion of incorporation)            File Number)           Identification Number)



          1000 WINTER STREET, SUITE 2700, WALTHAM, MASSACHUSETTS 02154
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code  (781) 890-0021
                                                    --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

ITEM 5.  OTHER EVENTS.

         DynaGen, Inc. (the "Company") hereby amends the discussion under the caption "Description of Securities" in its registration statement on Form 8-A under the Securities Exchange Act of 1934, as amended, filed August 19, 1992 and amended through a Current Report on Form 8-K filed November 8, 1999. The "Description of Securities" is set forth as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit Number                       Description
                  --------------                       -----------

                      99.1                     Description of Capital Stock







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DynaGen, Inc.


                                      By: /s/ C. Robert Cusick
                                          --------------------------------
                                          C. Robert Cusick
                                          President and Chief Executive Officer
Date: October 6, 2000

                                  EXHIBIT INDEX




   Exhibit Number                         Description
   --------------                         -----------
       99.1                               Description of Securities

































                                       -3-